Exhibit 10.4

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 24 day of May, 2013, by and between BMR-ROGERS STREET LLC, a Delaware limited liability company (“Landlord”), and MOMENTA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.            WHEREAS, Landlord and Tenant entered into that certain Lease dated as of February 5, 2013, as amended by that certain First Amendment to Lease dated as of March 21, 2013 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord in the building at 320 Bent Street, Cambridge, Massachusetts (the “Building”);

B.            WHEREAS, Landlord and Tenant desire to amend the maintenance responsibilities set forth in the Lease; and

C.            WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.             Definitions.  For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.  The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

2.             Maintenance Matrix. The maintenance matrix setting forth Tenant’s and Landlord’s responsibilities for heating, ventilating and air conditioning systems attached to the Lease as Exhibit H is hereby deleted in its entirety and replaced with the maintenance matrix attached hereto as New Exhibit H, which maintenance matrix shall be deemed to be and to replace Exhibit H to the Lease, as hereby amended, for all purposes.

3.             Repairs and Maintenance.  Section 18.2 of the Lease is hereby deleted in its entirety and replaced with the following:

“18.2      Except for services of Landlord, if any, required by Section 18.1, Tenant shall at Tenant’s sole cost and expense (a) be responsible for access and security to the Premises (rather than the Bent Building) and (b) maintain, repair,  and keep the Premises and every part thereof in good condition and repair, damage thereto from ordinary wear and tear excepted, including (i) those items that are identified in the column for “Tenant Maintenance” in Exhibit H hereto;

(ii) the central uninterruptible power supply system, including the power distribution units (“PDUs”) and all other related system components identified on Exhibit H attached hereto (collectively, the “UPS System”); (iii) the Acid Neutralization Tank; and (iv) all laboratory systems, including the reverse osmosis, de-ionized and other treated water systems, vacuum, compressed air and laboratory gas.  Tenant, at its sole cost and expense and outside of the TI Allowance, will disconnect and “make safe” the two (2) PDUs located on the third (3rd) floor of the Building, pull back the associated wiring to the junction box on the second (2nd) floor and remove such two (2) disconnected PDUs from the third (3rd) floor. Tenant shall, upon the expiration or sooner termination of the Term, surrender the Premises (including the UPS System) to Landlord in as good a condition as when received, ordinary wear and tear, damage by casualty or eminent domain, damage caused by the negligence or willful misconduct of Landlord, its agents, contractors, or employees; and damage resulting from the failure of Landlord to perform its obligations under this Lease in each case excepted and, subject to the foregoing, in substantially the same condition as existed on the Term Commencement Date; and shall, at Landlord’s request and Tenant’s sole cost and expense, remove all telephone and data systems, wiring and equipment from the Premises (but only to the extent installed by Tenant or Tenant’s employees, agents, contractors or invitees (each, a “Tenant Party”)), and repair any damage to the Premises caused thereby. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof.”

4.             Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than CB Richard Ellis (“Broker”), and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it.  Broker is not entitled to a leasing commission in connection with the making of this Amendment.

5.             No Default.  Each of Landlord and Tenant represents, warrants and covenants that, to the best of the representing party’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6.             Effect of Amendment.  Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed.  The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns.  In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.  From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

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7.             Miscellaneous.  This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof.  All exhibits hereto are incorporated herein by reference.  Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

8.             Counterparts.  This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-ROGERS STREET LLC,
a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Legal

TENANT:

MOMENTA PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ Richard P. Shea
Name:	Richard P. Shea
Title:	Sr. VP & CFO

NEW EXHIBIT H

MAINTENANCE MATRIX

See attached.

320 BENT

The below CAM pool is the pool used to account for all expenses

PREMISES= Includes all costs associated within the TENANT space

BASE BUILDING  = Includes all cost associated within the occupied building.

MOMENTA MATRIX CAM POOL
Account	Landlord Maintenance	Tenant Maintenance
Utilities:
Building Electricity	x
Premises Electricity		x
Building Gas	x
Base Building Plumbing System	x
Premises Plumbing System		x
Base Building HVAC Systems	x
Premises Gas		x
Building Water/Sewer	x
Premises Water/Sewer		x
Data/telecom cabling		x

Maintenance & Repairs

Premises Bulbs/Ballasts		x
Premises Lighting Repairs		x
Premises Electrical Supplies		x
Premises Electrical Repairs		x
Premises Carpet/Floor Repairs		x
Premises Ceiling Repairs		x
Premises Computer Service		x
Base Building Electrical Supplies	x
Base Building Electrical Repairs	x
Base Building Environmental Repairs	x
Base Building Equipment Maintenance	x
Premises Equipment Rental		x
Base Building Equipment Rental	x
Exterior Repairs	x
Premises Fire Extinguisher		x
Base Building Fire Extinguiishers	x
Base Building General Repairs	x
Base Building Shared Generator #3 (See Attachment)	x
Tenant Dedicated Generator #2 (See Attachment)		x
Base Building loading dock/overhead doors	x
Base Building Glass Replacement	x
Premises Glass replacement		x
Base Building Key and Keycard Stock	x
Premises key and Keycard Access		x
Inspection Fees related to Premises or items listed under Tenant Maintenance		x
Locksmith for the Premises		x
Premises Maintenance Supplies		x
Base Building Maintenance Supplies	x
Premises Painting		x
Base Building Pest Control	x
Premises Pest Control		x
Premises Plumbing Repairs		x
Premises Plumbing Supplies		x
Acid Neutralization Tank / MWRA		x
Premises water heaters		x
Premises Reverse Osmosis System		x
Premises Vivarium		x
Tenant dedicated back-up Generator to be used in the Vivarium		x
Tenant Glass wash/Autoclave		x
Base Building Sign Installation / Repairs	x
Premises Sign Repairs		x
Base Building Uniforms	x

Premises Janitorial:
Contracted Service		x
Power Washing		x
Window Washing		x

HVAC
Base Building Repairs (includes equipment on roof and within Premises if such equipment serves space other than Premises in addition to serving Premises)	x
Base Building Maintenance (includes equipment on roof and within Premises if such equipment serves space other than Premises in addition to serving Premises)	x
Tenant area heating system located within the Premises and exclusively serving the Premises		x
Tenant area cooling system located within the Premises and exclusively serving the Premises		x
Tenant area exhaust system located within the Premises and exclusively serving the Premises		x
Automatic temperature control system located within the Premises and exclusively serving the Premises		x
Tenant general exhaust and lab exhaust fans, duct and risers		x
Tenant supply and return air duct to AHUs in tenant area		x
Supplemental cooling systems dedicated to Tenant		x
Tenant compressed air (If applicable)		x
Tenant central vacuum system (If applicable)		x
Tenant fume hoods		x

Premises Central Uninterruptible Power Supply (UPS)

UPS Control cabinets A, B, C and D located in basement, room number B30 (including static switches A, B, C, and D)		x
All downstream equipment and accessories, including all power distribution units (PDU), transformers, batteries, distribution panels and related wiring and piping		x

Landscape & Grounds Maintenance:
Base Building Contracted Service	x
Interior of Premises Landscaping		x
Landscaping Repairs	x
Parking Lot Repairs	x
Tenant Shuttle		x
Premises Trash Removal	x
Premises Recycling		x
Vehicle Repairs & Maintenance	x
Lot and Landscape - Other	x
Snow Removal	x

Security & Life Safety:
Base Building Contracted Security Service	x
Premises Contracted Security Services		x
Card access system for building entrances	x
Card access system for Tenant entrances and interior doors		x
Base Building Security Supplies	x
Base Building Life Safety Inspections	x
Base Building Fire & Life Safety - Repairs	x
Premises Fire & Life Safety - Repairs		x

Property Administrative:
Cell Phones and Pagers	x
Consultant Fees	x
Computer Supplies & Repairs	x
Legal Fees	x
Licenses & permits	x
Office General	x
Office Rent	x
Office Supplies	x

Salaries & Related:
Administrative Salaries	x
Administrative P/R Taxes & Related	x
Maintenance Salaries	x
Maintenance P/R Taxes & Related	x
Temporary Help	x

Management:
Management Fee	x

Taxes:
Real Property & School	x

Insurance:
Boiler & Machinery Insurance	x
DIC Insurance	x
Liability Insurance	x
Property Insurance	x
Environmental Insurance	x